                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Fort Dearborn Income Securities, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5) Total fee paid:

-------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3) Filing Party:

-------------------------------------------------------------------------------
     (4) Date Filed:

-------------------------------------------------------------------------------

                      FORT DEARBORN INCOME SECURITIES, INC.

                                ----------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 15, 2003

                                ----------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on December 15, 2003 at 3:00 p.m., Central time, at One North Wacker Drive, Chicago, Illinois 60606 for the following purposes:

     (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified or until they resign or are otherwise removed; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 24, 2003. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,


                                          David M. Goldenberg
                                          Secretary

November 17, 2003
One North Wacker Drive
Chicago, Illinois 60606


--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR
 COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                 REGISTRATION                               VALID SIGNATURE
                 ------------                               ---------------
Corporate Accounts
   (1) ABC Corp. ....................................   ABC Corp.
                                                        John Doe, Treasurer
   (2) ABC Corp. ....................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
   (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

Partnership Accounts
   (1) The XYZ Partnership ..........................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership .........   Jane B. Smith, General Partner

Trust Accounts
   (1) ABC Trust Account ............................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/18/78 ..........   Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr. UGMA/UTMA .................   John B. Smith
   (2) Estate of John B. Smith ......................   John B. Smith, Jr., Executor

                      FORT DEARBORN INCOME SECURITIES, INC.
                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                                ----------------

                                 PROXY STATEMENT

                                ----------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2003

     This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 15, 2003, at 3:00 p.m., Central time, at One North Wacker Drive, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 17, 2003.

     A majority of the shares outstanding on October 24, 2003, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, October 24, 2003, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended September 30, 2003, is being mailed to shareholders concurrently with this proxy statement.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Pursuant to the Retirement Policy of directors, C. Roderick O'Neil, who is chairman of the Board of Directors is not standing for re-election and will retire at the annual meeting. Management proposes the election of the four nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's December 2002 Annual Meeting of Shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the executive officers (7 persons) beneficially owned any shares of the Fund's common stock on October 24, 2003.

     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                        POSITION(S)   LENGTH OF         PRINCIPAL
   NAME, ADDRESS AND     HELD WITH       TIME         OCCUPATION(S)
          AGE               FUND        SERVED     DURING PAST 5 YEARS
---------------------- ------------- ----------- -----------------------
INDEPENDENT DIRECTORS:
Adela Cepeda; 45       Director      Since       Ms. Cepeda is founder
A.C. Advisory, Inc.                  2000        and president of A.C.
Three First National                             Advisory, Inc. (since
Plaza,                                           1995).
Suite 1515
Chicago, Illinois
60602

                                NUMBER OF                                    SHARES
                              PORTFOLIOS IN                               BENEFICIALLY
                                  FUND                    OTHER          OWNED DIRECTLY
   NAME, ADDRESS AND        COMPLEX OVERSEEN          DIRECTORSHIPS      OR INDIRECTLY
          AGE                  BY NOMINEE            HELD BY NOMINEE    OCTOBER 24, 2003
---------------------- -------------------------- -------------------- -----------------
INDEPENDENT DIRECTORS:

Adela Cepeda; 45       Ms. Cepeda is a director   Ms. Cepeda is a             1,000
A.C. Advisory, Inc.    of one investment          director of Lincoln
Three First National   company (consisting of     National Income
Plaza,                 one portfolio) for which   Fund, Inc. and
Suite 1515             UBS Global AM serves       Lincoln National
Chicago, Illinois      as investment advisor      Convertible
60602                                             Securities Fund.

                       POSITION(S)   LENGTH OF          PRINCIPAL
  NAME, ADDRESS AND     HELD WITH       TIME          OCCUPATION(S)
         AGE               FUND        SERVED      DURING PAST 5 YEARS
--------------------- ------------- ----------- ------------------------
Frank K. Reilly; 67   Director      Since       Mr. Reilly is a
College of Business                 1993        Professor at the
Administration                                  University of Notre
University of Notre                             Dame since 1982. Mr.
Dame                                            Reilly was a Director
Notre Dame, IN                                  of Battery Park Funds
46556-0399                                      Inc. (1995-2001).

Edward M. Roob; 69    Director      Since       Mr. Roob is retired
841 Woodbine Lane                   1993        (since 1993). Mr. Roob
Northbrook, IL                                  was a Committee
60002                                           Member of the
                                                Chicago Stock
                                                Exchange from
                                                1993-1999.

J. Mikesell Thomas,   Director      Since       Mr. Thomas is an
51                                  2002        independent financial
c/o UBS Global                                  advisor (since 2001).
Asset Management                                He was a managing
(Americas) Inc.                                 director of Lazard
One N. Wacker                                   Freres & Co. (1995 to
Drive                                           2001).
Chicago, Illinois
60606

                                NUMBER OF                                       SHARES
                              PORTFOLIOS IN                                  BENEFICIALLY
                                  FUND                      OTHER           OWNED DIRECTLY
  NAME, ADDRESS AND         COMPLEX OVERSEEN            DIRECTORSHIPS       OR INDIRECTLY
         AGE                   BY NOMINEE              HELD BY NOMINEE     OCTOBER 24, 2003
--------------------- ---------------------------- ---------------------- -----------------
Frank K. Reilly; 67   Mr. Reilly is a director     Mr. Reilly is a        5,706
College of Business   or trustee of five           Director of Discover
Administration        investment companies         Bank; Morgan
University of Notre   (consisting of 44            Stanley Trust, FSB;
Dame                  portfolios), for which       and NIBCO, Inc.
Notre Dame, IN        UBS Global AM or one
46556-0399            of its affiliates serves as
                      investment advisor,
                      sub-advisor or manager.

Edward M. Roob; 69    Mr. Roob is a director       Mr. Roob is a          8,000
841 Woodbine Lane     or trustee of five           Trustee of the CCM
Northbrook, IL        investment companies         Fund Complex (9
60002                 (consisting of 44            portfolios).
                      portfolios), for which
                      UBS Global AM or one
                      of its affiliates serves as
                      investment advisor,
                      sub-advisor or manager.

J. Mikesell Thomas,   Mr. Thomas is a director     Mr. Thomas is a        None
51                    of one investment            director and
c/o UBS Global        company (consisting of       chairman of the
Asset Management      one portfolio) for which     Finance Committee
(Americas) Inc.       UBS Global AM serves         for Evanston
One N. Wacker         as investment advisor        Northwestern
Drive                                              Healthcare. He is
Chicago, Illinois                                  also a vice president
60606                                              of the Board of
                                                   Trustees for
                                                   Mid-Day Club and
                                                   leadership of Greater
                                                   Chicago Association.

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                  DOLLAR RANGE      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                   OF EQUITY        REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                                   SECURITIES        FOR WHICN UBS GLOBAL AM OR AN AFFILIATE SERVES AS
           NOMINEE                  IN FUND+            INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
---------------------------- --------------------- ----------------------------------------------------
INDEPENDENT DIRECTORS:
Adela Cepeda ...............  $10,001 -- $50,000                    $10,001 -- $50,000
Frank K. Reilly ............ $50,001 -- $100,000                      Over $100,000
Edward M. Roob .............    Over $100,000                         Over $100,000
J. Mikesell Thomas .........         None                                  None

----------
+ Information regarding ownership of shares of the Fund is as of October 24, 2003; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2002.

     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The board of directors of the Fund met six times during the fiscal year ended September 30, 2003. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; (iii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof; and
(iv) to act as a liaison between the Fund's independent auditors and the full Board. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2003. The Audit Committee currently consists of Ms. Cepeda, Messrs. O'Neil, Thomas, Reilly and Roob, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange. Messrs. Reilly and Roob are also members of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met three times during the fiscal year ended September 30, 2003, and each member attended those meetings.

     Each Independent Director (except the Chairman) receives, in the aggregate from the fund, an annual retainer of $9,000. Each Independent Director (including the chairman) receives $750 for each regular board meeting actually attended. The Chairman receives an annual retainer of $13,000. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

                              COMPENSATION TABLE+

                                                     TOTAL
                                  AGGREGATE       COMPENSATION
                                COMPENSATION     FROM THE FUND
           NAME OF                  FROM            AND THE
      PERSON, POSITION            THE FUND*      FUND COMPLEX**
----------------------------   --------------   ---------------
Adela Cepeda ...............       $13,500          $13,500
C. Roderick O'Neil .........       $17,500          $17,500
Frank K. Reilly ............       $13,500          $75,600
Edward M. Roob .............       $13,500          $75,600
J. Mikesell Thomas .........       $13,500          $13,500

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

* Represents fees paid to each director during the fiscal year ended September 30, 2003.

** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) one investment company in the case of Ms. Cepeda and Mr. Thomas; and (b) 5 investment companies in the case of Messrs. Reilly and Roob for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended September 30, 2003, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending September 30, 2004. Ernst & Young has been the Fund's independent auditors since fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders were approximately $28,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES

     There were approximately $36,000 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                              EXECUTIVE OFFICERS


     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                            POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
  NAME, ADDRESS, AND AGE      WITH THE FUND    TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
-------------------------- ------------------ ------------- ---------------------------------------------
Joseph A. Anderson**; 41        Assistant     Since 1992    Mr. Anderson is an executive director of
                                Treasurer                   UBS Global AM. (since 1991) and is
                                                            currently the vice president of UBS
                                                            Global Asset Management Trust Company
                                                            (since 1995). Mr. Anderson is assistant
                                                            treasurer of one investment company
                                                            (consisting of one portfolio) for which
                                                            UBS Global AM serves as investment
                                                            advisor.

Amy R. Doberman*; 41         Vice President   Since 2003    Ms. Doberman is a managing director and
                              and Assistant                 general counsel of UBS Global Asset
                                Secretary                   Management (US) Inc. From December
                                                            1997 through July 2000, she was general
                                                            counsel of Aeltus Investment
                                                            Management, Inc. Ms. Doberman is vice
                                                            president and assistant secretary of five
                                                            investment companies (consisting of
                                                            44 portfolios) and vice president and
                                                            secretary of 17 investment companies
                                                            (consisting of 37 portfolios) for which
                                                            UBS Global AM or one of its affiliates
                                                            serves as investment advisor, sub-advisor
                                                            or manager.

Craig G. Ellinger**; 33      Vice President   Since 2001    Mr. Ellinger is a portfolio manager in the
                                                            Fixed Income Group at UBS Global AM
                                                            (since 2000) He previously served in a
                                                            similar position at PPM America, Inc.
                                                            (1997 to 2000). Mr. Ellinger is vice
                                                            president of one investment company
                                                            (consisting of one portfolio) for which
                                                            UBS Global AM serves as investment
                                                            advisor.

                                                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                            POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
  NAME, ADDRESS, AND AGE      WITH THE FUND    TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
-------------------------- ------------------ ------------- ----------------------------------------------
David M. Goldenberg*; 37     Vice President   Since 2003    Mr. Goldenberg is an executive director
                              and Secretary                 and deputy general counsel of UBS
                                                            Global Asset Management (US) Inc. From
                                                            2000 to 2002 he was director, legal affairs
                                                            at Lazard Asset Management. Mr.
                                                            Goldenberg served in various capacities,
                                                            including most recently as global director
                                                            of Compliance, at SSB Citi Asset
                                                            Management Group from 1996 to 2000.
                                                            Mr. Goldenberg is a vice president and
                                                            secretary of five investment companies
                                                            (consisting of 44 portfolios) and a vice
                                                            president and assistant secretary of
                                                            17 investment companies (consisting of
                                                            37 portfolios) for which UBS Global AM
                                                            or one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Rita Rubin*; 33                 Assistant     Since 2003    Ms. Rubin is a director and associate
                                Secretary                   general counsel of UBS Global Asset
                                                            Management (US) Inc. Prior to 2001, she
                                                            was an attorney with the law firm of
                                                            Kirkpatrick & Lockhart LLP. Ms. Rubin is
                                                            an assistant secretary of four investment
                                                            companies (consisting of 42 portfolios) for
                                                            which UBS Global AM or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Paul H. Schubert*; 40        Vice President   Since 2003    Mr. Schubert is an executive director and
                              and Treasurer                 head of the mutual fund finance
                                                            department of UBS Global Asset
                                                            Management (US) Inc. Mr. Schubert is
                                                            treasurer and principal accounting officer
                                                            of three investment companies (consisting
                                                            of 41 portfolios), a vice president and
                                                            treasurer of 18 investment companies
                                                            (consisting of 38 portfolios), and treasurer
                                                            and chief financial officer of one
                                                            investment company (consisting of two
                                                            portfolios) for which UBS Global AM or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- ---------------------------------------------
Joseph A. Varnas*; 35         President     Since 2003    Mr. Varnas is a managing director (since
                                                          March 2003), chief technology officer
                                                          (since March 2001) and head of product,
                                                          technology and operations of UBS Global
                                                          Asset Management (US) Inc. (since
                                                          November 2002). From 2000 to 2001, he
                                                          was manager of product development in
                                                          Investment Consulting Services at UBS
                                                          Financial Services Inc. Mr. Varnas was a
                                                          senior analyst in the Global Securities
                                                          Research and Economics Group at Merrill
                                                          Lynch from 1995 to 1999. Mr. Varnas is
                                                          president of 21 investment companies
                                                          (consisting of 79 portfolios) for which
                                                          UBS Global AM or one of its affiliates
                                                          serves as investment advisor, sub-advisor
                                                          or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114


** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Ms. Doberman, Messrs. Goldenberg and Schubert. These delayed reports did not involve any transactions in the Fund's common stock but rather related to their election as officers. Two Statements of Change in Beneficial Ownership of Securities were not timely filed for Mr. Reilly, these delayed reports involved purchases in the Fund's common stock. A Statement of Change in Beneficial Ownership of Securities was not timely filed for Mr. O'Neil, this delayed report involved a sale of the Fund's common stock.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than July 15, 2004 and must satisfy other requirements of the federal securities laws.

                                OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.


                                          By order of the board of directors,


                                          David M. Goldenberg
                                          Secretary

November 17, 2003


     ----------------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
     ----------------------------------------------------------------------

                                                                       EXHIBIT A


                      FORT DEARBORN INCOME SECURITIES, INC.

                             AUDIT COMMITTEE CHARTER

     This Audit Committee Charter (the "Charter") is adopted by the Board of Directors (the "Board") of Fort Dearborn Income Securities, Inc. (the "Fund").

     1. The Audit Committee of the Board (the "Committee") shall be composed entirely of independent directors of the Fund.

     2.  The purposes of the Committee are:

         (a) to select, oversee and set the compensation of the Fund's independent auditors;

         (b) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (c) to oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof; and

         (d) to act as a liaison between the Fund's independent auditors and the full Board.

         The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

     3. To carry out its purposes, the Committee shall have the following duties and powers:

         (a) to pre-approve and to recommend to the Board the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to evaluate the independence of the auditors, and, in connection therewith, to receive the auditors' specific representations as to their independence;

         (b) to pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards;

         (c) to approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards;

         (d) to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

         (e) to meet with the Fund's independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (f) to consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global Asset Management;

         (g) to receive and consider reports from the Fund's independent auditors regarding: (i) all critical accounting policies and practices of the Fund to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditors; (iii) any material written communications between the auditors and management; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees;

         (h) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         (i) to review and approve the fees charged by the auditors for audit and non-audit services;

         (j) to consult with the Board in connection with the Board's determination whether one or more members of the Committee qualify as an "audit committee financial expert;"

         (k) to receive reports from Fund management of any significant deficiencies in the design or operation of the Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in the Fund's internal controls and any fraud, whether or not material, that involves management or other employees of the Fund who have a significant role in the Fund's internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board;

         (l) to investigate improprieties or suspected improprieties in Fund operations; and

         (m) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     4. The Committee shall meet at least once annually with the auditors (outside the presence of Fund management) and is empowered to hold special meetings, as circumstances require. The Committee may meet in person or by telephone, and a majority of Committee members then in office shall constitute a meeting quorum. The Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Committee members.

     5. The Committee shall, from time to time and as it deems appropriate, meet with the Treasurer of the Fund and with internal auditors, if any, for the investment adviser.

     6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

     7. The Committee shall establish procedures for (i) receipt, retention and treatment of complaints received by the Fund or the Fund's investment adviser regarding accounting, internal accounting controls, or accounting matters, and (ii) the confidential anonymous submission by employees of the Fund or the Fund's investment adviser of concerns regarding questionable accounting or auditing matters.

     8. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

     Adopted as of August 19, 2003.

-----------------
   FORT DEARBORN
          INCOME
SECURITIES, INC.
-----------------







PROXY STATEMENT




                                                               -----------------
                                                                   FORT DEARBORN
                                                                          INCOME
                                                                SECURITIES, INC.
                                                               -----------------

                                                               -----------------
                                                               NOTICE OF
                                                               ANNUAL MEETING
                                                               TO BE HELD ON
                                                               DECEMBER 15, 2003
                                                               AND
                                                               PROXY STATEMENT
                                                               -----------------

                              FOLD AND DETACH HERE
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY

                      FORT DEARBORN INCOME SECURITIES, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 15, 2003

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated November 17, 2003, appoints David M. Goldenberg and Rita Rubin and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Investment
Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 15, 2003, 3:00 P.M., at UBS Global Asset Management, One N. Wacker Drive, 38th floor, Chicago, Illinois, and any adjournments thereof.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

            (Continued and to be dated and signed on reverse side.)

FORT DEARBORN INCOME SECURITIES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8966
EDISON, NJ 08818-8966





                              FOLD AND DETACH HERE
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS.

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS.
--------------------------------------------------------------------------------

1.   Election of Directors, Nominees: A. Cepeda, F.K. Reilly, E.M. Roob,
     J.M. Thomas

                                             FOR            WITHHELD
     [ ] ______________________________      [ ]               [ ]
        FOR, except vote withheld from
        the following nominee(s):

  2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.


               If you plan to attend the Annual meeting,
               please check this box.                               [ ]

               Mark box at right if an address change or
               comment has been noted on the reverse                [ ]
               side of this card.
--------------------------------------------------------------------------------


Signature _________________________     Date: ____________________2003


Signature _________________________     Date: ____________________2003

(Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.